                                               FILED PURSUANT TO RULE 424(b)(3)
                                               REGISTRATION NO. 333-86257

Supplement, Dated  November 2, 1999, to Prospectus, Dated September 17, 1999,
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of UnitedGlobalCom, Inc.
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Additional Selling Securityholders. The following selling securityholders are added to the list of selling securityholders in the prospectus:


                                                Number of Depositary Shares
                                                ---------------------------

Name of Selling Securityholder                    Owned           Offered
-----------------------------                   ---------       -----------
Bank of America Securities LLC..................   40,000            40,000

LDG Limited.....................................    8,000             8,000

NMS Services, Inc...............................   75,000            75,000

TQA Master Fund, Ltd............................  115,200           115,200

TQA Master Plus Fund, Ltd.......................   89,000            89,000

Value Line Convertible Fund, Inc................   10,000            10,000